                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

         Lucent Technologies Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                COVER ART HERE

                                PRELIMINARY COPY


HOW TO VOTE

  Your vote is important. This year, most Shareowners will have a choice of voting over the Internet, by telephone or using a traditional proxy card. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see the options available to you.

REDUCE MAILINGS

   If you are a Shareowner of record and have more than one account in your name or the same address as other Shareowners of record, you may authorize the Company to discontinue mailings of multiple Annual Reports. If you are a Shareowner of record voting over the Internet or by telephone, follow the in-structions provided after you vote to discontinue future mailings of duplicate Annual Reports. Most Shareowners can also view future proxy statements and An-nual Reports over the Internet rather than receiving paper copies in the mail. See the proxy statement and your proxy card for further information.

                            LUCENT TECHNOLOGIES INC.

                              600 MOUNTAIN AVENUE
                         MURRAY HILL, NEW JERSEY 07974

    ------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS
    ------------------------------------------------------------

 TIME...............    a.m. E.S.T., on Wednesday, February 17, 1999
 PLACE.............. The Playhouse Theatre
                     Du Pont Building
                     10th & Market Streets
                     Wilmington, Delaware 19801
 ITEMS OF BUSINESS.. (1)  To elect members of the Board of Directors, whose terms are described in the Proxy Statement.
                     (2)  To approve an amendment to the Certificate of Incor-
                          poration to increase the number of authorized Common
                          Shares.
                     (3)  To transact such other business, including considera-
                          tion of Shareowner proposals, as may properly come
                          before the Meeting and any adjournment thereof.
 RECORD DATE........ Holders of Common Shares of record at the close of busi-
                     ness on December 22, 1998 are entitled to vote at the
                     Meeting.
 ANNUAL REPORT...... The Company's 1998 Annual Report, which is not a part of the proxy soliciting material, is enclosed.
 PROXY VOTING....... It is important that your Shares be represented and voted at the Meeting. You can vote your Shares by one of the
                     following methods: Vote over the Internet or by telephone
                     using the instructions on the enclosed proxy card (if
                     these options are available to you), OR mark, sign, date
                     and promptly return the enclosed proxy card in the
                     postage-paid envelope furnished for that purpose. Any
                     proxy may be revoked in the manner described in the accom-
                     panying Proxy Statement at any time prior to its exercise
                     at the Meeting.
                     RICHARD J. RAWSON
                     Senior Vice President,
                     General Counsel and
 December 22, 1998   Corporate Secretary

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE
PROXY STATEMENT...........................................................   1
 Proxies..................................................................   2
 Shareowners Entitled to Vote.............................................   3
 Required Vote............................................................   3
 Multiple Copies of Annual Report to Shareowners..........................   4
 Electronic Access to Proxy Materials and Annual Report...................   5
 Cost of Proxy Solicitation...............................................   5
 Advance Notice Procedures................................................   6
 Shareowner Communications................................................   6
 Shareowner Account Maintenance...........................................   6
 Section 16(a) Beneficial Ownership Reporting Compliance..................   7
GOVERNANCE OF THE COMPANY.................................................   8
 Committees of the Board of Directors.....................................   8
 Compensation of Directors................................................   9
 Compensation Committee Interlocks and Insider Participation..............  10
 Relationship with Independent Public Accountants.........................  10
 Share Ownership of Management and Directors..............................  11
ELECTION OF DIRECTORS.....................................................  12
 Nominees for Terms Expiring in 2002......................................  13
 Directors Whose Terms Will Expire in 2000................................  14
 Directors Whose Terms Will Expire in 2001................................  15
DIRECTORS' PROPOSAL.......................................................  16
SHAREOWNER PROPOSALS......................................................  17
EXECUTIVE COMPENSATION....................................................  18
 Board Compensation Committee Report on Executive Compensation............  18
 Performance Graph........................................................  19
 Summary Compensation Table...............................................  20
 Option Grants in Last Fiscal Year........................................  21
 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
   Values.................................................................  22
 Long-Term Incentive Plans - Awards in Last Fiscal Year...................  22
 Pension Plans............................................................  23
 Executive Employment Agreements and Other Arrangements...................  24
OTHER MATTERS.............................................................  25

Lucent Technologies Inc.
Executive Offices
600 Mountain Avenue
Murray Hill, New Jersey 07974

                                PROXY STATEMENT

-------------------------------------------------------------------------------

  These proxy materials are furnished in connection with the solicitation by the Board of Directors of Lucent Technologies Inc. ("Lucent" or the "Company"), a Delaware corporation, of proxies to be voted at the Company's 1999 Annual Meeting of Shareowners (the "Annual Meeting" or "Meeting") and at any meeting following adjournment thereof.

  You are cordially invited to attend Lucent's Annual Meeting of Shareowners on February 17, 1999, beginning at X:XX a.m. E.S.T. Shareowners will be admit-ted beginning at XX a.m. The Meeting will be held in the Playhouse Theatre lo-cated in the Du Pont Building, 10th and Market Streets, Wilmington, Delaware 19801. The Playhouse Theatre is accessible to handicapped persons and we will provide wireless headsets for hearing amplification.

  You will need an admission ticket to enter the Annual Meeting. For Shareowners of record, an admission ticket is attached to the proxy card sent to you. If you plan to attend the Annual Meeting in person, please retain the admission ticket. A map and directions to the Meeting can be found on the ad-mission ticket.

  If your Shares are held in the name of a bank, broker or other holder of record and you plan to attend the Meeting in person, you may obtain an admis-sion ticket in advance by sending a written request, along with proof of own-ership, such as a bank or brokerage account statement, to the Company's Trans-fer Agent, The Bank of New York, Church Street Station, P.O. Box 11009, New York, New York 10286. Shareowners who do not have admission tickets will be admitted on verification of ownership at the door.

  The Company's 1998 fiscal year began on October 1, 1997 and ended September 30, 1998. All references in this Proxy Statement to the year 1998 or fiscal 1998 refer to the twelve-month period from October 1, 1997 through September 30, 1998.

  This Proxy Statement and accompanying forms of proxy and voting instructions are being mailed to holders of the Company's common stock ("Common Shares" or "Shares") on the record date, which is December 22, 1998 (the "Record Date").

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

PROXIES

  YOUR VOTE IS IMPORTANT. Because many Shareowners cannot attend the Meeting in person, it is necessary that a large number be represented by proxy. Most Shareowners have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see the options available to you. Please be aware that if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

  You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the Meeting. By providing your voting instructions promptly, you may save the Company the expense of a second mailing.

  The Internet and telephone voting procedures are designed to authenticate Shareowners by use of a Control Number and to allow Shareowners to confirm that their instructions have been properly recorded.

  The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your Shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

  All Shares entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted at the An-nual Meeting in accordance with your instructions. IF NO INSTRUCTIONS ARE IN-DICATED ON A PROPERLY COMPLETED PROXY, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

  If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this proxy statement went to press, the Company did not anticipate that any other matters would be raised at the Annual Meeting.

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


SHAREOWNERS ENTITLED TO VOTE

  Shareowners at the close of business on the Record Date are entitled to no-tice of and to vote at the Annual Meeting.

  On October 1, 1998, there were 1,316,414,445 Common Shares outstanding. Each Common Share is entitled to one vote on each matter properly brought before the Meeting.

  If you are a participant in the BuyDIRECT SM dividend reinvestment and stock purchase plan ("BuyDIRECT"), Common Shares held in your BuyDIRECT account are included on, and may be voted through, the proxy card accompanying this mailing. This plan's administrator, as the Shareowner of record, may vote only plan Shares for which it has received directions to vote from plan participants.

  For Lucent Employees: If you are a participant in the Lucent Long Term Sav-ings Plan for Management Employees, Lucent Long Term Savings and Security Plan, Lucent Retirement Savings Plan, Lucent Employee Stock Purchase Plan ("ESPP"), Lucent Long Term Savings and Security Employee Stock Ownership Trust or the Lucent Employee Stock Ownership Plan, you will receive one proxy card for all Shares you own through those plans. That proxy card will serve as a voting instruction card for the trustees or administrators of those plans where all accounts are registered in the same name. If you own Shares through these plans and do not vote, the respective plan trustees will vote those Shares in the same proportion as Shares for which instructions were received under each plan, except for Shares held in ESPP accounts, which will be voted in accordance with normal brokerage industry practices.

  If you hold Lucent Shares through any other company's stock purchase or sav-ings plan, you will receive voting instructions from that plan's administra-tor. Please sign and return those instructions promptly to assure that your Shares are represented at the Meeting.

  In accordance with Delaware law, a list of Shareowners entitled to vote at the Annual Meeting will be available at the Playhouse Theatre on February 17, 1999, and for 10 days prior to the Meeting, between the hours of 9 a.m. and 4
p.m. at the offices of               .

REQUIRED VOTE

  The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of Directors is necessary to constitute a quorum at the Annual

SM BuyDIRECT is a service mark of The Bank of New York

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

Meeting. Abstentions and broker "non-votes" are counted as present and enti-tled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a par-ticular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the benefi-cial owner.

  A plurality of the votes duly cast is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for purposes of the elec-tion of Directors.

  The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote is required to approve the Directors' proposal to in-crease the number of authorized Common Shares. The affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy and entitled to vote is required to approve the other matters to be acted upon at the Meeting. An abstention is counted as a vote against the Di-rectors' proposal and such other matters. A broker "non-vote" is counted as a vote against the Directors' proposal and is not counted for purposes of ap-proving the other matters.

MULTIPLE COPIES OF ANNUAL
REPORT TO SHAREOWNERS

  The Company's 1998 Annual Report to Shareowners has been mailed to Shareowners. If more than one copy of the Annual Report was sent to your ad-dress and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select if you mark the designated box on the appropriate proxy card(s), or follow the instructions provided when you vote over the Internet or by telephone.

  At least one account at your address must continue to receive the Annual Re-port, unless you elect to view future Annual Reports over the Internet. Mail-ing of dividends, dividend reinvestment statements, proxy materials and spe-cial notices will not be affected by your election to discontinue duplicate mailings of the Annual Report. To discontinue or resume the mailing of an An-nual Report to an account, call the Lucent Shareowner Services toll-free num-ber, 1-888-LUCENT6.

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


  If you own Common Shares through a bank, broker or other holder of record and receive more than one Lucent Annual Report, contact the holder of record to eliminate duplicate mailings.

ELECTRONIC ACCESS TO PROXY
MATERIALS AND ANNUAL REPORT

  This Notice of Annual Meeting and Proxy Statement and the 1998 Annual Report
are available on the Lucent Internet site at              . Most Shareowners
can elect to view future proxy statements and annual reports over the Internet instead of by receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by checking the appropriate box on your proxy card or following the instructions provided if you vote over the Internet or by telephone. You can also choose between paper documents and electronic access by calling the
           .

  If you are a Shareowner of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address of those ma-terials.

  Most Shareowners who hold their shares through a bank, broker or other holder of record and who elect electronic access will receive an e-mail next year containing the Internet address to use to access Lucent's proxy materi-als.

COST OF PROXY SOLICITATION

  The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. The Company has engaged the firm of Morrow & Co. to assist the Company in the dis-tribution and solicitation of proxies. The Company has agreed to pay Morrow &
Co. a fee of $       plus expenses for these services.

  In accordance with the regulations of the SEC and the New York Stock Ex-change (the "NYSE"), the Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Common Shares.

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

ADVANCE NOTICE PROCEDURES

  Under the Company's ByLaws, nominations for Director may be made only by the Board or a Board committee, or by a Shareowner entitled to vote who delivered notice to the Company between October 20 and November 19, 1998, in the case of the 1999 Annual Meeting, and not less than 45 days nor more than 75 days prior to the first anniversary of the record date for the preceding year's annual meeting, in the case of future meetings. For Lucent's Annual Meeting in the year 2000, the Company must receive this notice on or after October 8, 1999, and on or before November 7, 1999.

  The By-Laws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board or by a Shareowner entitled to vote who has delivered notice to the Company (contain-ing certain information specified in the By-Laws) within the time limits de-scribed above for delivering notice of a nomination for the election of a Di-rector. These requirements apply to any matter that a Shareowner wishes to raise at an annual meeting other than pursuant to the procedures in SEC Rule 14a-8.

  A copy of the full text of the By-Law provisions discussed above may be ob-tained by writing to the Corporate Secretary, 600 Mountain Avenue, Room 3C-515, Murray Hill, New Jersey 07974.

SHAREOWNER COMMUNICATIONS

  Highlights of the Annual Meeting will be included in a quarterly report to Shareowners following the Meeting. You can obtain a transcript by writing to Shareowner Meeting Transcript Requests, 600 Mountain Avenue, Room 3C-515, Mur-ray Hill, New Jersey 07974.

  As a Shareowner, your comments pertaining to any aspect of Company business are welcome. Space is provided for this purpose on the proxy card given to Shareowners of record. Although Shareowner comments are not answered on an in-dividual basis, they do assist Company management in understanding the con-cerns of Shareowners.

SHAREOWNER ACCOUNT
MAINTENANCE

  The Company's Transfer Agent is The Bank of New York. All communications concerning accounts of Shareowners of record, including address changes, name changes, inquiries as to requirements to transfer Common Shares and similar issues can be handled by calling the

            LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

Lucent Shareowner Services toll-free number, 1-888-LUCENT6. For other Company information, Shareowners can visit Lucent's Internet site at HTTP://WWW.LUCENT.COM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

                           GOVERNANCE OF THE COMPANY

-------------------------------------------------------------------------------

  Pursuant to the Delaware General Corporation Law and the Company's By-Laws, the business, property and affairs of the Company are managed under the direc-tion of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chairman and officers, by re-viewing materials provided to them and by participating in meetings of the Board and its committees.

  During fiscal 1998, the Board held eight meetings and the committees held a total of ten meetings. The average attendance in the aggregate of the total number of Board and committee meetings was 99%.

COMMITTEES OF THE BOARD OF DIRECTORS

  During fiscal 1998, the Board of Directors had two ongoing committees: an Audit and Finance Committee and a Corporate Governance and Compensation Com-mittee.

  The Audit and Finance Committee meets with management to consider the ade-quacy of the Company's internal controls and the objectivity of its financial reporting. The committee also meets with the independent auditors and with ap-propriate Company financial personnel and internal auditors regarding these matters. The Audit and Finance Committee recommends to the Board the appoint-ment of the independent auditors. Both the internal auditors and the indepen-dent auditors regularly meet alone with the committee and have unrestricted access to the committee. The Audit and Finance Committee reviews the Company's financing plans and reports recommendations to the full Board for approval and to authorize action. The Audit and Finance Committee met five times in 1998.

  The functions of the Corporate Governance and Compensation Committee (the "Compensation Committee" or the "Committee") include: recommending to the full Board nominees for election as Directors of the Company; making recommenda-tions to the Board from time to time as to matters of corporate governance; administering management incentive compensation plans and making recommenda-tions to the Board with respect to the compensation of Directors and officers of the Company. The Committee will consider qualified candidates for Director suggested by Shareowners in written submissions to the Corporate Secretary of the Company.

            LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

The Corporate Governance and Compensation Committee met five times in 1998.

COMPENSATION OF DIRECTORS

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During Lucent's 1998 fiscal year, all of the Company's independent Directors served on the Compensation Committee. Franklin A. Thomas was the Chairman of the committee. The other committee members were: Paul A. Allaire, Carla A. Hills, Drew Lewis, Paul H. O'Neill, Donald S. Perkins and John A. Young. Effective October 13, 1997, Patricia F. Russo, Executive Vice President, Corporate Staff Operations, became a director of Xerox Corporation, of which Mr. Allaire is Chairman and Chief Executive Officer. During fiscal 1998, Mrs. Russo was also a member of the Executive Compensation and Benefits Committee as well as the Nominating Committee of Xerox Corporation. In addition, Henry B. Schacht, former Chairman of the Board and Chief Executive Officer of the Company, is a director of Aluminum Company of America of which Mr. O'Neill is Chairman of the Board and Chief Executive Officer.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  Upon recommendation of the Audit and Finance Committee the Board has reap-pointed PricewaterhouseCoopers LLP ("PwC") as the independent public account-ing firm to audit the Company's financial statements for the fiscal year be-ginning October 1, 1998.

  Representatives of PwC will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

                  SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

  The following table sets forth information concerning the beneficial owner-ship of the Company's Common Shares as of October 1, 1998, for: (a) each in-cumbent Director and each of the nominees for Director; (b) the four most highly compensated executive officers who are not also Directors; and (c) the Directors and executive officers as a group. Except as otherwise noted, the named individual or family members had sole voting and investment power with respect to such securities.

        NUMBER OF COMMON SHARES
      ---------------------------
      BENEFICIALLY DEFERRAL
NAME     OWNED       PLAN   TOTAL
----  ------------ -------- -----
(a)
(b)
(c)

FOOTNOTES

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

                             ELECTION OF DIRECTORS

-------------------------------------------------------------------------------
  The Board of Directors is divided into three classes, currently consisting of three Directors each, whose terms expire at successive annual meetings. Three Directors will be elected at the Annual Meeting to serve for a three-year term expiring at the Company's Annual Meeting in the year 2002.

  The persons named in the enclosed proxy intend to vote such proxy for the election of each of the three nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her death, resignation or retirement.

  The Board of Directors has proposed the following nominees for election as Directors at the Annual Meeting.

  NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR
2002:

  PAUL A. ALLAIRE
  HENRY B. SCHACHT
  JOHN A. YOUNG

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES FOR ELECTION AS DIRECTORS.

  The Company expects each nominee for election as a Director at the Annual Meeting to be able to serve if elected. If any nominee is unable to serve if elected, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.

  Beginning on page   , the principal occupation and certain other information
are set forth regarding such nominees and other Directors whose terms of of-fice will continue after the Annual Meeting. Information about the Share own-
ership of the nominees and other Directors can be found on page   .

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

-------------------------------------------------------------------------------
                      NOMINEES FOR TERMS EXPIRING IN 2002

-------------------------------------------------------------------------------


    [PHOTO          PAUL A. ALLAIRE, Director of Lucent since 1996. Chairman
     APPEARS        of the Board and Chief Executive Officer of Xerox Corpora-
     HERE]          tion (document processing services and products) since
                    1991. Director of Sara Lee Corp., SmithKline Beecham p.l.c. and J.P. Morgan & Co., Inc. Committees: Member of the Audit and Finance and Corporate Governance and Compen-sation Committees. Age: 60.

-------------------------------------------------------------------------------


    [PHOTO          HENRY B. SCHACHT, Director of Lucent since 1996. Chairman
     APPEARS        of the Board of Lucent from 1996 to February 1998. Chief
     HERE]          Executive Officer of Lucent from 1996 to October 1997.
                    Chairman (1977-1995) and Chief Executive Officer (1973-
                    1994) of Cummins Engine Company, Inc. Director of The
                    Chase Manhattan Corporation and The Chase Manhattan Bank,
                    N.A., Aluminum Company of America (Alcoa), Cummins Engine
                    Company, Inc. and Johnson & Johnson. Age: 64.

-------------------------------------------------------------------------------


    [PHOTO          JOHN A. YOUNG, Director of Lucent since 1996. Vice-Chair-
     APPEARS        man of Novell, Inc. since 1997. Retired President and
     HERE]          Chief Executive Officer of Hewlett-Packard Company (manu-
                    facturer of measurement and computation products) (1978-
                    1992). Director of Wells Fargo Bank, Wells Fargo & Co.,
                    Chevron Corp., International Integration Incorporated,
                    SmithKline Beecham p.l.c., Affymetrix, Inc. and Novell,
                    Inc. Committees: Member of the Corporate Governance and
                    Compensation Committee. Age: 66.

-------------------------------------------------------------------------------

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


-------------------------------------------------------------------------------
                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000

-------------------------------------------------------------------------------


    [PHOTO          CARLA A. HILLS, Director of Lucent since 1996. Chairman
     APPEARS        and Chief Executive Officer of Hills & Company (interna-
     HERE]          tional consultants) since 1993, United States Trade Repre-
                    sentative (1989-1993). Director of American International
                    Group, Inc., Chevron Corp. and Time Warner Inc. Commit-tees: Member of the Corporate Governance and Compensation
                    Committee. Age: 64.

-------------------------------------------------------------------------------


    [PHOTO          DREW LEWIS, Director of Lucent since 1996. Retired Chair-
     APPEARS        man of the Board and Chief Executive Officer of Union Pa-
     HERE]          cific Corporation (rail transportation and trucking)
                    (1987-1996). Director of American Express Company, Aegis
                    Communications Group, Inc., FPL Group, Inc., Gannett Co.,
                    Inc., Union Pacific Resources Group Inc., Millenium Bank and Gulfstream Aerospace Corporation. Committees: Member of the Audit and Finance and Corporate Governance and Com-pensation Committees. Age: 67.

-------------------------------------------------------------------------------


    [PHOTO          DONALD S. PERKINS, Director of Lucent since 1996. Retired
     APPEARS        Chairman of the Board and Chief Executive Officer of Jewel
     HERE]          Companies, Inc. (diversified retailer) (1970- 1980). In
                    1995, Mr. Perkins served as Non-Executive Chairman of
                    Kmart Corp. Director of Aon Corp., Cummins Engine Company,
                    Inc., LaSalle Hotel Properties, Nanophase Technologies
                    Corporation, The Putnam Funds, Ryerson Tull Inc. and
                    Springs Industries, Inc. Committees: Chairman of the Audit and Finance Committee and Member of the Corporate Gover-nance and Compensation Committee. Age: 71.

-------------------------------------------------------------------------------

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


-------------------------------------------------------------------------------
                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001

-------------------------------------------------------------------------------


      [PHOTO        RICHARD A. MCGINN, Chief Executive Officer and President
       APPEARS      of Lucent since October 1997, and Chairman of the Board of
       HERE]        Lucent since February 1998. President and Chief Operating
                    Officer of Lucent from 1996 to October 1997 and Director of Lucent since 1996. Executive Vice President of AT&T and
                    Chief Executive Officer of the AT&T Network Systems Group
                    (1994-1996), President and Chief Operating Officer of the
                    AT&T Network Systems Group (1993-1994), Senior Vice Presi-dent of the AT&T Network Systems Group (1991-1993). Direc-tor of Oracle Corporation and American Express Company.
                    Age: 52.

-------------------------------------------------------------------------------


     [PHOTO         PAUL H. O'NEILL, Director of Lucent since 1996. Chairman
      APPEARS       of the Board and Chief Executive Officer of Aluminum Com-
      HERE]         pany of America (Alcoa) (production of aluminum) since
                    1987. Chairman of the Rand Corporation. Director of East-man Kodak Company, the National Association of Securities
                    Dealers, Inc., the Gerald R. Ford Foundation and Manpower
                    Demonstration Research Corporation. Committees: Member of the Audit and Finance and Corporate Governance and Compen-sation Committees. Age: 63.

-------------------------------------------------------------------------------


     [PHOTO         FRANKLIN A. THOMAS, Director of Lucent since 1996. Consul-
      APPEARS       tant to the TFF Study Group since 1996 (a non-profit ini-
      HERE]         tiative assisting development in southern Africa). Retired
                    President of The Ford Foundation (1979-1996). Director of
                    Aluminum Company of America (Alcoa), Citigroup N.A.,
                    Cummins Engine Company, Inc. and PepsiCo, Inc. Committees:
                    Chairman of the Corporate Governance and Compensation Com-mittee and Member of the Audit and Finance Committee. Age:
                    64.

-------------------------------------------------------------------------------

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

                  DIRECTORS' PROPOSAL TO APPROVE AN AMENDMENT
                      TO THE CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  The Board of Directors believes that it is in the Company's best interest to approve a proposal to amend the Company's Certificate of Incorporation (the "Certificate") to increase the number of Shares the Company is authorized to issue from 3 billion to 6 billion.

  As of October 1, 1998, approximately 1.3 billion of the Company's 3 billion currently authorized Shares were issued and outstanding. Of the remaining au-thorized Shares, approximately 400 million were reserved for issuance in con-nection with the Company's stock-based compensation plans.

  During 1998, the Company effected a 2-for-1 stock split following a signifi-cant increase in the market price for Shares from the price at the time of the Company's initial public offering in 1996. From the time we announced that stock split through the date this proxy statement went to press, the market price for Shares increased further. The current number of authorized Common Shares that are not outstanding or reserved is not sufficient to enable the Company to complete another 2-for-1 stock split. Although we cannot guarantee that Lucent's stock price will continue to rise or that the Board would de-clare a stock split at any specific price or at all, the Board believes that the increase in the number of authorized Shares will provide the Company with the flexibility necessary to maintain a reasonable stock price through future stock splits (effected in the form of a stock dividend) without the expense of a special Shareowner meeting or having to wait until the next annual meeting.

  Since the Spin-Off, Lucent has acquired a number of companies as part of im-plementing its strategy to broaden its portfolio of product offerings, augment its technological capabilities and expand its geographic markets and distribu-tion channels. The Company has stated that, as part of its strategy, it may acquire additional companies for these and other business reasons. From time to time, we pay for acquisitions with Lucent Shares. The Board believes that the proposed increase in the number of authorized Shares is desirable to main-tain the Company's flexibility in choosing how to pay for acquisitions and other corporate actions such as equity offerings to raise capital and adoption of additional ben-

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

of additional benefit plans. The Board will determine the terms of any such issuance of additional Shares.

  If this proposal is approved, all or any of the authorized Shares may be is-sued without further action by the Shareowners (unless such approval is re-quired by applicable law or regulatory authorities) and without first offering such Shares to the Shareowners for subscription. The issuance of Shares other-wise than on a pro-rata basis to all Shareowners would reduce the proportion-ate interest in the Company of each Shareowner.

  We have not proposed the increase in the authorized number of Shares with the intention of using the additional Shares for anti-takeover purposes, al-though the Company could theoretically use the additional Shares to make more difficult or to discourage an attempt to acquire control of the Company.

  If this proposal is approved, Section 1 of Article IV of the Certificate will be amended to read as follows:

  Section 1. The Corporation shall be authorized to issue 6,250,000,000 shares of capital stock, of which 6,000,000,000 shares shall be shares of Common Stock, $.01 par value ("Common Stock"), and 250,000,000 shares shall be shares of Preferred Stock, $1.00 par value ("Preferred Stock").

  The Board has unanimously adopted resolutions setting forth the proposed amendment to the Certificate, declaring its advisability and directing that the proposed amendment be submitted to the Shareowners for their approval at the Annual Meeting. If adopted by the Shareowners, the amendment will become effective upon filing of an appropriate certificate with the Secretary of State of the State of Delaware.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS
SHAREOWNERS SPECIFY OTHERWISE IN THEIR PROXIES.
                             SHAREOWNER PROPOSALS
-------------------------------------------------------------------------------

  Any Shareowner who intends to present a proposal at the annual meeting in the year 2000, and who wishes to have a proposal included in the Company's proxy statement for that meeting, must deliver the proposal to the Corporate Secretary at 600 Mountain Avenue, Room 3C-503, Murray Hill, New Jersey 07974, not later than August 24, 1999. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for in-clusion in the proxy statement for that meeting.

            LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

                          BOARD COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


                               PERFORMANCE GRAPH

  The graph below provides an indicator of cumulative total Shareowner returns for the Company as compared with the S&P 500 Stock Index ("S&P 500") and the S&P Technology Sector Index ("S&P Tech Sector") weighted by market value at each measurement point.

  This graph covers the period of time beginning April 4, 1996, when Lucent's Common Shares were first traded on the NYSE, through September 30, 1998.

                          [LINE GRAPH APPEARS HERE]

                 APRIL 4, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                   1996       1996          1997          1998
                 -------- ------------- ------------- -------------
Lucent           $100.00     $150.39       $267.74       $456.95
S&P 500          $100.00     $105.98       $148.84       $162.31
S&P Tech Sector  $100.00     $116.92       $189.90       $214.40

FOOTNOTES

(1) Assumes $100 invested on April 4, 1996, in Lucent Common Shares, the S&P 500 and S&P Tech Sector and reinvestment of dividends.

            LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


                           SUMMARY COMPENSATION TABLE

                    ----------------------------------------------------------------------
                         ANNUAL COMPENSATION     LONG TERM COMPENSATION
                    ----------------------------------------------------------------------
                                                     AWARDS         PAYOUTS
                                            ----------------------------------------------
                                       OTHER
                                      ANNUAL  RESTRICTED SECURITIES         ALL OTHER
                                      COMPEN-   STOCK    UNDERLYING  LTIP    COMPEN-
NAME AND                 SALARY BONUS SATION   AWARD(S)   OPTIONS   PAYOUTS  SATION
PRINCIPAL POSITION  YEAR  ($)    ($)    ($)      ($)        (#)       ($)      ($)
------------------------------------------------------------------------------------------










                    ----------------------------------------------------------------------

FOOTNOTES

            LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


                       OPTION GRANTS IN LAST FISCAL YEAR

                      INDIVIDUAL GRANTS
      -------------------------------------------------
      NUMBER OF
        SHARES                                   GRANT
      UNDERLYING % OF TOTAL                      DATE
       OPTIONS    OPTIONS   EXERCISE            PRESENT
       GRANTED   GRANTED TO  PRICE   EXPIRATION  VALUE
NAME     (#)     EMPLOYEES   ($/SH)     DATE      ($)
----  ---------- ---------- -------- ---------- -------

FOOTNOTES

            LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


                      AGGREGATED OPTION EXERCISES IN LAST
                     FISCAL YEAR AND FISCAL YEAR-END VALUES

                                            NUMBER OF
                                           SECURITIES
                                           UNDERLYING           VALUE OF
                                           UNEXERCISED        IN-THE-MONEY
                                        OPTIONS AT FISCAL   OPTIONS AT FISCAL
                                          YEAR END (#)        YEAR END ($)
                                        -----------------   -----------------
           SHARES
          ACQUIRED          VALUE         EXERCISABLE/        EXERCISABLE/
NAME   ON EXERCISE (#)   REALIZED ($)     UNEXERCISABLE       UNEXERCISABLE
----   ---------------   ------------   -----------------   -----------------

FOOTNOTES


            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                       PERFORMANCE                        ESTIMATED FUTURE PAYOUTS
                      PERIOD UNTIL                    UNDER NON-STOCK PRICE-BASED PLANS
                      MATURATION OR                   ---------------------------------
       NAME              PAYOUT                                  TARGET ($)
       ----           -------------                              ----------

FOOTNOTES

            LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


PENSION PLANS

            LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT




EXECUTIVE EMPLOYMENT
AGREEMENTS AND OTHER
ARRANGEMENTS

           LUCENT NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT


                                 OTHER MATTERS

-------------------------------------------------------------------------------

  On the date this Proxy Statement went to press, management did not know of any other matters to be brought before the Meeting other than those described in this proxy statement. If any matters properly come before the Meeting that are not specifically set forth on the proxy card and in this Proxy Statement, the persons appointed as proxies will vote thereon in accordance with their best judgment.



  Whether or not you plan to attend the Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is re-quired for mailing in the United States. If possible, vote your proxy over the Internet or by telephone using the toll-free number on your proxy card.

  Richard A. McGinn
  Chairman of the Board and
  Chief Executive Officer

December 22, 1998

[LETTERHEAD OF LUCENT TECHNOLOGIES APPEARS HERE]





[LOGO OF RECYCLABLE PRODUCTS APPEARS HERE]

[LOGO OF PRINTED WITH SOY INK APPEARS HERE]

This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used throughout.

                               PRELIMINARY COPY
                               ADMISSION TICKET
                         Annual Meeting of Shareowners
                     February 17, 1999 ______ a.m., E.S.T.
                      Playhouse Theatre, Du Pont Building
                          Wilmington, Delaware 19801

DIRECTIONS:

1) FROM THE SOUTH: Take I-95 North to Wilmington Exit 7 marked "Route 52, Delaware Avenue". From right lane take Exit 7 onto Adams Street. At the third traffic light on Adams Street, turn right onto 11th Street. At Delaware Avenue intersection stay left continuing on 11th Street. Follow 11th Street through four traffic lights, Playhouse Theatre is on the right in the Du Pont Building.

2) FROM THE NORTH: Follow I-95 South to Exit 7A marked "Route 52, South Delaware Avenue" (11th Street). At Delaware Avenue intersection, stay left continuing on 11th Street. Follow 11th Street through four traffic lights, Playhouse Theatre is on the right in the Du Pont Building.

                    [MAP TO PLAYHOUSE THEATRE APPEARS HERE]

   P = Parking

           This ticket admits the named Shareowner(s) and one guest. Complimentary Coffee and Tea will be available prior to the Meeting.


--------------------------------------------------------------------------------


Proxy Card                                       [LOGO OF LUCENT TECHNOLOGIES
                                                 APPEARS HERE]
-------------------


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard A. McGinn, Donald K. Peterson and Richard J. Rawson, (the "Proxy Committee") or any of them as proxies, with full power of substitution, to vote as directed all Shares of Lucent Technologies Inc. the undersigned is entitled to vote at the 1999 Annual Meeting of Shareowners of Lucent Technologies Inc. to be held at The Playhouse Theatre in the Hotel Du Pont Building, 10th & Market Streets at XX:XX a.m., E.S.T. on February 17, 1999. This Proxy card also provides voting instructions for Shares held in BuyDIRECT(TM) and, if registrations are identical, Shares held in the various employee stock purchase and savings plans as described in the Proxy Statement. This Proxy authorize(s) each of them to vote at his or her discretion on any other matter that may properly come before the Meeting or any adjournment thereof. If this card contains no specific voting instructions, my
(our) Shares will be voted in accordance with the recommendation of the Board of Directors.

                                            (Continued, and to be signed and
                                            dated on the reverse side.)

Comments:                               LUCENT TECHNOLOGIES INC.
          --------------------------    P.O. BOX 1182
                                        NEWARK, N.J. 07101-9664
------------------------------------

------------------------------------

------------------------------------
If you have written in the above
space, please mark the comments
notification box on the reverse side.

                               PRELIMINARY COPY
--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
                          VOTE BY INTERNET/TELEPHONE
                         24 HOURS A DAY, 7 DAYS A WEEK

                                      [LOGO OF LUCENT TECHNOLOGIES APPEARS HERE]

Dear Lucent Shareowner(s):

This year we offer you the convenience of Internet or telephone voting. Your Internet or telephone vote authorizes the named proxies to vote your Shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET:    The Web Address is:

VOTE BY PHONE:  You will be asked to enter the number located in the box marked
                "Control Number."

                OPTION A:  To vote as the Board of Directors recommends on ALL items, press 1.
                OPTION B:  If you choose to vote on each item separately, press
                           0.
                  Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
                  Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for Item __ through item __.

                           WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

                                                 -------------------------------
                                                   If you have voted over the
                                                 Internet or by telephone, there
                                                 is no need for you to mail back
                                                            your proxy.

                                                       THANK YOU FOR VOTING!
                                                 -------------------------------

     Call Toll Free On a Touch-Tone Telephone    -------------------------------
                                                         CONTROL NUMBER
      There is NO CHARGE to you for this call     FOR INTERNET/TELEPHONE VOTING
                                                 -------------------------------

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING OVER THE INTERNET OR BY TELEPHONE
--------------------------------------------------------------------------------

                                                                      Proxy Card

The Board of Directors recommends a vote "FOR Items 1 and 2"

1.  Election of Directors
    The Board of Directors recommends a vote "FOR" the nominees listed below:

Nominees:   01 -- Paul A. Allaire        02 -- Henry B. Schacht
            03 -- John A. Young

    FOR all              WITHHOLD AUTHORITY
 nominees listed    to vote for all nominees listed     EXCEPTIONS

     [ ]                         [ ]                        [ ]

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

Exceptions:
            -------------------------------------------------------------------

                                                     FOR     AGAINST   ABSTAIN

2.  Directors' Proposal -- Approve an                [ ]       [ ]       [ ]
    Amendment to the Certificate of
    Incorporation to Increase Authorized
    Common Stock.

PROXY CARD

I have included comments, or have included a change of address.          [ ]

I do not wish to receive an Annual Report for this account, at this
address.                                                                 [ ]

I plan to attend the Annual Meeting.                                     [ ]

I agree to access future Proxy Statements and Annual Reports
electronically in the future.                                            [ ]

                                 Please sign exactly as name or names appear
                              on this proxy. When signing as attorney, executor,
                             administrator, trustee, custodian, guardian, or
                            corporate officer, give full title. If more than one
                                          trustee, all should sign.

                            Dated:                                     19
                                  ------------------------------------   ------

                            ----------------------------------------------------
                                           Signature of Shareowner(s)

                            ----------------------------------------------------
Mark, Sign, Date and Return          Votes MUST be indicated (x) in Black or
the Proxy Card Promptly Using                 Blue Ink.
the Enclosed Envelope.